Exhibit 10.3

EXECUTION VERSION

GUARANTY AGREEMENT

GUARANTY AGREEMENT (this “Guaranty”), dated as of December 21, 2018, is made by FUELCELL ENERGY, INC., a Delaware corporation (“Guarantor”), in favor of GENERATE LENDING, LLC, a Delaware limited liability company (“Lender”).

A.           Pursuant to that certain Construction Loan Agreement, dated as of December 21, 2018, by and among FUELCELL ENERGY FINANCE II, LLC, a Connecticut limited liability company (“Borrower”), BAKERSFIELD FUEL CELL 1, LLC, a Delaware limited liability company (“Bakersfield”), BRT FUEL CELL, LLC, a New York limited liability company (“BRT”), CR FUEL CELL, LLC, a New York limited liability company (“CR”), YAPHANK FUEL CELL PARK, LLC, a New York limited liability company (“Yaphank”), HOMESTEAD FUEL CELL 1, LLC, a Connecticut limited liability company (“Homestead”), DERBY FUEL CELL, LLC, a Connecticut limited liability company (“Derby”, and collectively with Bakersfield, BRT, CR, Yaphank and Homestead, each, an “Initial Project Company Guarantor”, and together, the “Initial Project Company Guarantors”), the other Loan Parties party thereto from time to time, and Lender (as amended, amended and restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”), Lender has agreed to make certain loans and other financial accommodations to Borrower.

B.           The Lender is not willing to make the Loan, or otherwise extend credit, to Borrower unless Guarantor unconditionally guarantees payment and performance to the Lender of the Guaranteed Obligations pursuant to the terms and conditions herein agreed.

C.           Guarantor directly or indirectly owns all of the ownership interests of Borrower and each Initial Project Company Guarantor, is financially interested in their respective affairs, and expects to derive financial benefits from the loans and other financial accommodations to be provided by Lender to the Borrower under or in connection with the Loan Agreement.

D.           This Guaranty is required pursuant to the terms of the Loan Agreement.

NOW THEREFORE, in consideration of the foregoing, in order to induce Lender to enter into and make loans and other financial accommodations to Borrower under the Loan Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

ARTICLE I

DEFINITIONS

As used in this Guaranty, capitalized terms not otherwise defined herein have the meanings defined for them in the Loan Agreement.

ARTICLE II

INDEMNITIES AND GUARANTIES

Section 1. Guaranty. Guarantor hereby absolutely, unconditionally and irrevocably guarantees to Lender the punctual payment and performance of the Obligations of the Borrower and the other Loan Parties to the Lender arising under or in connection with Sections 2.3(h) and 2.3(i) of the Loan Agreement, including without limitation the payment of all sums now owing or which may in the future be owing by Borrower or any other Loan Party under such Sections of the Loan Agreement, as and when the same are due and payable, and whether for principal, interest, fees, expenses, indemnification or otherwise (all of the foregoing being the “Guaranteed Obligations”). The Guaranteed Obligations include, without limitation, interest accruing after the commencement of a proceeding under bankruptcy, insolvency or similar laws of any jurisdiction at the rate or rates provided in the Loan Documents. This Guaranty is a guaranty of payment and not of collection only. Lender shall not be required to exhaust any right or remedy or take any action against Borrower, any other Loan Party or any other guarantor, person or entity or any collateral. Guarantor agrees that, as between Guarantor and Lender, the Guaranteed Obligations may be declared to be due and payable for the purposes of this Guaranty notwithstanding any stay, injunction or other prohibition which may prevent, delay or vitiate any declaration regarding Borrower or any other Loan Party and that in the event of a declaration or attempted declaration, the Guaranteed Obligations shall immediately become due and payable by Guarantor for the purposes of this Guaranty.

Section 2.  Guaranty Absolute. Guarantor guarantees that the Guaranteed Obligations shall be paid strictly in accordance with the terms of the Loan Documents. The liability of Guarantor under this Guaranty is absolute and unconditional irrespective of: (a) any change in the time, manner or place of payment of, or in any other term of, all or any of the Loan Documents or Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any of the terms of any Loan Document or Guaranteed Obligation, including any increase or decrease in the rate of interest thereon; (b) any release or amendment or waiver of, or consent to departure from, or failure to act by Lender with respect to, any other guaranty or support document, or any exchange, release or non-perfection of, or failure to act by Lender with respect to, any collateral, for all or any of the Loan Documents or Guaranteed Obligations, or the release of Borrower or any other Loan Party from its respective obligations under the Loan Documents; (c) any present or future law, regulation or order of any jurisdiction (whether of right or in fact) or of any agency thereof purporting to reduce, amend, restructure or otherwise affect any term of any Loan Document or Guaranteed Obligation; (d) any change in the corporate existence, structure, or ownership of Borrower or any other Loan Party or the liquidation or dissolution of Borrower or any other Loan Party; (e) without being limited by the foregoing, any lack of validity or enforceability of any Loan Document or Guaranteed Obligation; and (f) any other setoff, recoupment, defense or counterclaim whatsoever (in any case, whether based on contract, tort or any other theory) with respect to the Loan Documents or the transactions contemplated thereby which might constitute a legal or equitable defense available to, or discharge of, Borrower, any other Loan Party or a guarantor.

Section 3.  Guaranty Irrevocable. This Guaranty is a continuing guaranty of all Guaranteed Obligations now or hereafter existing under the Loan Agreement and shall remain in full force and effect until all Guaranteed Obligations and other amounts payable under this Guaranty are paid in full in cash and any Commitments of the Lender with respect to the Guaranteed Obligations are terminated.

Section 4.  Reinstatement. Notwithstanding Section 3 of this Guaranty, this Guaranty shall continue in full force and effect or be revived, as the case may be, if at any time any payment by or on behalf of the Borrower or the Guarantor is made, in respect to the Guaranteed Obligations is rescinded or must otherwise be returned by Lender on the insolvency, bankruptcy or reorganization of Borrower or any other Loan Party or otherwise, all as though the payment had not been made.

Section 5.  Subrogation. The Guarantor shall not exercise any right of subrogation or similar rights with respect to any payments it makes under this Guaranty until all the Guaranteed Obligations have been paid in full and any Commitments with respect to the Guaranteed Obligations are terminated. If any amounts are paid to the Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of Lender, and shall forthwith be paid to Lender to reduce the amount of the Guaranteed Obligations, whether matured or unmatured. If Guarantor makes payment to Lender, of all or any part of the Guaranteed Obligations and all the Guaranteed Obligations are paid in full and the Loan Documents are no longer in effect, Lender shall, at Guarantor’s request, execute and deliver to Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to Guarantor of an interest in the Guaranteed Obligations resulting from the payment.

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Section 6.   Subordination. Without limiting Lender’s rights under any other agreement, until the Obligations are indefeasibly paid in full, any liabilities owed by Borrower or any other Loan Party to Guarantor in connection with any extension of credit or financial accommodation by Guarantor to or for the account of Borrower or any other Loan Party, including but not limited to interest accruing at the agreed contract rate after the commencement of a bankruptcy or similar proceeding, are hereby subordinated to the Guaranteed Obligations, and such liabilities of Borrower or such Loan Party, as applicable, to Guarantor, if Lender so requests, shall be collected, enforced and received by Guarantor as trustee for Lender and shall be paid over to Lender on account of the Guaranteed Obligations but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

Section 7.  Certain Taxes. The Guarantor further agrees that all payments to be made hereunder shall be made without setoff or counterclaim and free and clear of, and without deduction for, any taxes, levies, imposts, duties, charges, fees, deductions, withholdings or restrictions or conditions of any nature whatsoever now or hereafter imposed, levied, collected, withheld or assessed by any country or by any political subdivision or taxing authority thereof or therein (“Taxes”). If any Taxes are required to be withheld from any amounts payable to Lender hereunder, the amounts so payable to Lender shall be increased to the extent necessary to yield to Lender (after payment of all Taxes) the amounts payable hereunder in the full amounts so to be paid. Whenever any Tax is paid by Guarantor, as promptly as possible thereafter, Guarantor shall send Lender an official receipt showing payment thereof, together with such additional documentary evidence as may be required from time to time by Lender.

Section 8.   Representations and Warranties. Guarantor represents and warrants that: (a) this Guaranty (i) has been authorized by all necessary action; (ii) does not violate any agreement, instrument, law, regulation or order applicable to Guarantor; (iii) does not require the consent or approval of any person or entity, including but not limited to any governmental authority, or any filing or registration of any kind; and (iv) is the legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors’ rights generally; and (b) in executing and delivering this Guaranty, Guarantor has (i) without reliance on Lender or any information received from Lender and based upon such documents and information it deems appropriate, made an independent investigation of the transactions contemplated hereby and Borrower and the other Loan Parties and their respective business, assets, operations, prospects and condition, financial or otherwise, and any circumstances which may bear upon such transactions, the Borrower or any other Loan Party or the obligations and risks undertaken herein with respect to the Guaranteed Obligations; (ii) adequate means to obtain from Borrower and each other Loan Party on a continuing basis information concerning Borrower and each other Loan Party; (iii) has full and complete access to the Loan Documents and any other documents executed in connection with the Loan Documents; and (iv) not relied and will not rely upon any representations or warranties of Lender not embodied herein or any acts heretofore or hereafter taken by Lender (including but not limited to any review by Lender of the affairs of Borrower or any other Loan Party).

Section 9.   Affirmative Covenant. Guarantor shall (i) maintain its existence as a corporation in good standing under the laws of the State of Delaware and good standing in each other jurisdiction where it is required to be so qualified, authorized or in good standing, except where the failure to so qualify or be in good standing would not reasonably be expected to result in a Material Adverse Effect and (ii) cause to be done all things necessary to preserve and keep in full force and effect its existence and rights, to conduct its business in a prudent manner, to maintain in full force and effect, and renew from time to time, its franchises, permits, licenses, patents, and trademarks that are necessary to operate its business.

Section 10.  [RESERVED.]

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Section 11.  Remedies.

(a)          Upon the occurrence of any Project Company Event of Default which continues beyond the applicable period of grace provided for in the Loan Agreement, Lender shall be entitled, in addition to exercising any remedies set forth in this Guaranty or otherwise available at law or in equity, to accelerate Guarantor’s obligations hereunder with respect to the Project Company Guarantor(s) and the related Approved Project(s) to which such Project Company Event of Default relate.

(b)          Upon the occurrence of any Facility Event of Default which continues beyond the applicable period of grace provided for in the Loan Agreement, Lender shall be entitled, in addition to exercising any remedies set forth in this Guaranty or otherwise available at law or in equity, to accelerate all of the Guarantor’s obligations hereunder.

(c)          The remedies provided in this Guaranty are cumulative and not exclusive of any remedies provided by law.

Section 12.  Setoff. Guarantor agrees that, in addition to (and without limitation of) any right of setoff, banker’s lien or counterclaim Lender may otherwise have, Lender shall be entitled, at its option, to offset balances (general or special, time or demand, provisional or final) held by it for the account of Guarantor, against any amount payable by Guarantor under this Guaranty which is not paid when due (regardless of whether such balances are then due to Guarantor).

Section 13.  Formalities. Guarantor waives presentment, demand, notice of dishonor, protest, notice of acceptance of this Guaranty or incurrence of any Guaranteed Obligation and any other formality with respect to any of the Guaranteed Obligations or this Guaranty.

Section 14.  Amendments and Waivers. No amendment or waiver of any provision of this Guaranty, nor consent to any departure by Guarantor therefrom, shall be effective unless it is in writing and signed by Lender, and then the waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of Lender to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver or preclude any other or further exercise thereof or the exercise of any other right.

Section 15.  Expenses. Guarantor shall reimburse Lender on demand for all costs, expenses and charges (including without limitation fees and charges of legal counsel for Lender) incurred by Lender in connection with the enforcement of this Guaranty. The obligations of Guarantor under this Section 15 shall survive the termination of this Guaranty.

Section 16.  Assignment. This Guaranty shall be binding on, and shall inure to the benefit of Guarantor, Lender and their respective successors and assigns; provided that Guarantor may not assign or transfer its rights or obligations under this Guaranty. Without limiting the generality of the foregoing, Lender may assign, sell participations in or otherwise transfer its rights under the Loan Documents pursuant to the terms thereof to any other person or entity, and the other person or entity shall then become vested with all the rights granted to Lender in this Guaranty or otherwise.

Section 17.  Captions. The headings and captions in this Guaranty are for convenience only and shall not affect the interpretation or construction of this Guaranty.

Section 18.  Notices. All notices or communications by any party relating to this Guaranty shall be in writing and shall be personally delivered or sent by a recognized overnight delivery service, certified mail, postage prepaid, return receipt requested, electronic mail, or by fax to Guarantor or to Lender, as the case may be, at its addresses set forth below:

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If to the Guarantor:	FuelCell Energy, Inc.
3 Great Pasture Road
Danbury, Connecticut 06810
Attn: Legal Department
Facsimile: (203) 825-6069
Email: jarasimowicz@fce.com

If to the Lender:	Generate Lending, LLC
555 De Haro Street, Suite 300
San Francisco, CA 94107
Attn: Notices
Email: notices@generatecapital.com

With a copy to:

Justin Boose, Esquire
Troutman Sanders LLP
875 Third Avenue
New York, NY 10022
Facsimile: 212-704-5922
Email: Justin.boose@troutman.com

The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

Section 19.  Governing Law; Jurisdiction; Consent to Service of Process.

(a)          This Guaranty and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Guaranty and the transactions contemplated hereby and thereby shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of New York.

(b)          Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the STATE AND FEDERAL COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, AND ANY APPELLATE COURT FROM ANY THEREOF, in any action or proceeding arising out of or relating to this Guaranty or the transactions contemplated hereby or thereby, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such courts or, to the extent permitted by applicable law, such appellate court. Each of Guarantor and, by its acceptance hereof, Lender, agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Guaranty against the Guarantor or its properties in the courts of any jurisdiction.

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(c)          Guarantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding described in subsection (b) of this Section and brought in any court referred to in subsection (b) of this Section. Each of the parties hereto irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)          Guarantor irrevocably consents to the service of process in the manner provided for notices in Section 18 herein. Nothing in this Guaranty will affect the right of Guarantor or Lender to serve process in any other manner permitted by law.

Section 20.  WAIVER OF JURY TRIAL. EACH OF GUARANTOR AND, BY ITS ACCEPTANCE HEREOF, LENDER, HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH OF GUARANTOR AND, BY ITS ACCEPTANCE HEREOF, LENDER, (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 21. Integration; Effectiveness. This Guaranty alone sets forth the entire understanding of Guarantor and Lender relating to the guarantee of the Guaranteed Obligations and constitutes the entire contract between the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Guaranty shall become effective when it shall have been executed and delivered by Guarantor to Lender. Delivery of an executed signature page of this Guaranty by PDF, telecopy, or other electronic means shall be effective as delivery of a manually executed signature page of this Guaranty.

[Remainder of page intentionally blank; signature page follows.]

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IN WITNESS WHEREOF, Guarantor has caused this Guaranty Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.

FUELCELL ENERGY, INC.

By:	/s/ Michael S. Bishop
Name:	Michael S. Bishop
Title:	Senior Vice President & Chief Financial Officer

Guaranty agreement

Signature page